Statements of Operations - FEC Resources (FEC Resources Inc., USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
FEC Resources Inc.
General and administrative expenses
General and administration (Note 12)	$ 441,146	$ 516,563
Operating loss	(441,146)	(516,563)
Share of profits (loss) of associates (Note 8)	885,912	(100,843)
Gain on dilution of investment in FEP		2,829
Finance expense (Note 3) (Note 9) ( Note 11)	(10,467)	(10,975)
Impairment of investments (Note 8)		(2,301,820)
Interest income	991	2,115
Income (loss) before taxes	435,290	(2,925,257)
Net income (loss) and total comprehensive income (loss) for the year	$ 435,290	$ (2,925,257)
Earnings / loss per common share
- Basic and diluted	$ 0.00	$ (0.01)
Weighted average number of shares outstanding	439,143,765	437,554,724